Exhibit 10.7.11

Execution Copy

AMENDMENT #11 TO CARRIER SERVICE AGREEMENT

ESCHELON TELECOM, INC.

December 2, 2005

This is Amendment #11 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”) and Eschelon Telecom, Inc. (“Eschelon” or “Customer”), dated August 25, 2000, as amended (the “Agreement”).

1.                                       Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.                                       The following is added to Section 3.3 of the Agreement.

In the event Global Crossing deems it necessary to discontinue offering of a particular product provided under the Agreement, then in that event, Global Crossing may terminate the Service upon ninety days prior written notice to Customer.

3.                                       A new Definition shall be added and incorporated into Exhibit A of the Agreement as follows:

“Services” mean the services agreed to be provided by Global Crossing to Customer pursuant to this Agreement.

4.                                       The following Acceptable Use Policy language is added to the Agreement:

Customer shall comply with Global Crossing’s Acceptable Use and Security Policies (collectively the “Policy”) which Policy Global Crossing may modify at any time. The current, complete Policy is available for review at http://www.globalcrossing.com/aup/. (Global Crossing may change the web site address via electronic notice to Customer.) A failure to comply with the Policy shall constitute a material breach of this Agreement not capable of remedy.

5.                                       Eschelon’s Access Direct Dedicated Outbound and Toll Free Service rates have been revised at set out in Amended Exhibits H (b) and I (a) attached to this Amendment.

6.                                       Eschelon’s Access Directsm Switched Toll Free Service rates have been revised at set out below.

Global Crossing Access Direct sm

Switched Toll Free Service

INTERSTATE

	PRICE PER MINUTE
Call Types	Tier A -Tier A	Tier A -Tier B	Tier A -Tier C	Tier B -Tier A	Tier B -Tier B	Tier B -Tier C	Tier C -Tier A	Tier C -Tier B	Tier C -Tier C
**	$0.0182	$0.0182	$0.0238	$0.0182	$0.0182	$0.0267	$0.0182	$0.0202	$0.0279

7.                                       All revised rates attached hereto and made a part hereof shall be effective with Eschelon’s first full Billing Cycle following the execution of this Amendment #11 by Global Crossing. Any rates for newly subscribed products shall be effective on the date of execution of this amendment by Global Crossing.

8.                                       The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #11 shall remain in full force and effect.

9.                                       This Amendment #11 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.		Eschelon Telecom, Inc.

By:	/s/ Cody Jenkins	By:	/s/ Richard A. Smith
	Cody Jenkins		Richard A.Smith
	VP Global Wholesale Voice Services		President and CEO

Date:	12/14/05	Date:	12-6-2005

Amended Exhibit I (a)

Global Crossing Access Directsm
Dedicated Outbound Service

INTERSTATE

	PRICING
Call Types	Term to Tier A	Term to Tier B	Term to Tier C
Continental US	$0.0088	$0.0088	$0.0088

	RATE PER MINUTE
State	Term to Tier A	Term To Tier B	Term To Tier C
INTRASTATE
AL	$0.0164	$0.0164	$0.0164
AR	$0.0231	$0.0231	$0.0231
AZ	$0.0448	$0.0448	$0.0448
CA	$0.0116	$0.0116	$0.0116
CO	$0.0398	$0.0398	$0.0398
CT	$0.0310	$0.0310	$0.0310
DE	$0.0171	$0.0171	$0.0171
FL	$0.0195	$0.0195	$0.0195
GA	$0.0129	$0.0129	$0.0129
IA	$0.0254	$0.0254	$0.0254
ID	$0.0491	$0.0491	$0.0491
IL	$0.0091	$0.0091	$0.0091
IN	$0.0117	$0.0117	$0.0117
KS	$0.0284	$0.0284	$0.0284
KY	$0.0085	$0.0085	$0.0085
LA	$0.0140	$0.0140	$0.0140
MA	$0.0436	$0.0436	$0.0436
MD	$0.0161	$0.0161	$0.0161
ME	$0.0212	$0.0212	$0.0212
MI	$0.0092	$0.0092	$0.0092
MN	$0.0236	$0.0236	$0.0236
MO	$0.0494	$0.0494	$0.0494
MS	$0.0085	$0.0085	$0.0085
MT	$0.0290	$0.0290	$0.0290
NC	$0.0505	$0.0505	$0.0505
ND	$0.0567	$0.0567	$0.0567
NE	$0.0229	$0.0229	$0.0229
NH	$0.0381	$0.0381	$0.0381
NJ	$0.0244	$0.0244	$0.0244
NM	$0.0651	$0.0651	$0.0651
NV	$0.0254	$0.0254	$0.0254
NY	$0.0361	$0.0361	$0.0361
OH	$0.0107	$0.0107	$0.0107
OK	$0.0264	$0.0264	$0.0264
OR	$0.0334	$0.0334	$0.0334
PA	$0.0315	$0.0315	$0.0315

Global Crossing Access Directsm
Dedicated Outbound Service

STATE	Term to Tier A	Term To Tier B	Term to Tier C
RI	$0.0171	$0.0171	$0.0171
SC	$0.0476	$0.0476	$0.0476
SD	$0.0614	$0.0614	$0.0614
TN	$0.0176	$0.0176	$0.0176
TX	$0.0462	$0.0462	$0.0462
UT	$0.0231	$0.0231	$0.0231
VA	$0.0570	$0.0570	$0.0570
VT	$0.0586	$0.0586	$0.0586
WA	$0.0247	$0.0247	$0.0247
WI	$0.0105	$0.0105	$0.0105
WV	$0.0586	$0.0586	$0.0586
WY	$0.0169	$0.0169	$0.0169

Tier A= RBOC           Tier B= CITC       Tier C= NECA

Amended Exhibit H (b)

Global Crossing Access Directsm
Dedicated Toll-Free Service

	RATE PER MINUTE
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
INTRASTATE
AL	$0.0172	$0.0172	$0.0172
AR	$0.0257	$0.0257	$0.0257
AZ	$0.0356	$0.0356	$0.0356
CA	$0.0142	$0.0142	$0.0142
CO	$0.0340	$0.0340	$0.0340
CT	$0.0347	$0.0347	$0.0347
DE	$0.0193	$0.0193	$0.0193
FL	$0.0266	$0.0266	$0.0266
GA	$0.0144	$0.0144	$0.0144
IA	$0.0298	$0.0298	$0.0298
ID	$0.0552	$0.0552	$0.0552
IL	$0.0114	$0.0114	$0.0114
IN	$0.0139	$0.0139	$0.0139
KS	$0.0311	$0.0311	$0.0311
KY	$0.0100	$0.0100	$0.0100
LA	$0.0159	$0.0159	$0.0159
MA	$0.0476	$0.0476	$0.0476
MD	$0.0180	$0.0180	$0.0180
ME	$0.0237	$0.0237	$0.0237
MI	$0.0107	$0.0107	$0.0107
MN	$0.0210	$0.0210	$0.0210
MO	$0.0479	$0.0479	$0.0479
MS	$0.0097	$0.0097	$0.0097
MT	$0.0290	$0.0290	$0.0290
NC	$0.0536	$0.0536	$0.0536
ND	$0.0549	$0.0549	$0.0549
NE	$0.0266	$0.0266	$0.0266
NH	$0.0410	$0.0410	$0.0410
NJ	$0.0259	$0.0259	$0.0259
NM	$0.0699	$0.0699	$0.0699
NV	$0.0252	$0.0252	$0.0252
NY	$0.0383	$0.0383	$0.0383
OH	$0.0139	$0.0139	$0.0139
OK	$0.0285	$0.0285	$0.0285
OR	$0.0221	$0.0221	$0.0221
PA	$0.0339	$0.0339	$0.0339
RI	$0.0179	$0.0179	$0.0179
SC	$0.0712	$0.0712	$0.0712
SD	$0.0648	$0.0648	$0.0648
TN	$0.0200	$0.0200	$0.0200
TX	$0.0497	$0.0497	$0.0497
UT	$0.0300	$0.0300	$0.0300
VA	$0.0614	$0.0614	$0.0614
VT	$0.0579	$0.0579	$0.0579
WA	$0.0257	$0.0257	$0.0257
WI	$0.0121	$0.0121	$0.0121
WV	$0.0629	$0.0629	$0.0629
WY	$0.0150	$0.0150	$0.0150

Tier A= RBOC           Tier B= CITC       Tier C= NECA

December 14, 2005

Eschelon Telecom, Inc.
Attn: Mr. Richard A. Smith
730 Second Avenue South
Suite 1200
Minneapolis, MN 55402

Subject: Amendment #11 to Carrier Service Agreement

Dear Mr. Smith:

Enclosed please find an executed original of the above-mentioned document for your records.

Sincerely,

/s/ Catherine Menarchick
Catherine Menarchick
Contract Administration Assistant

Enclosure: